Bartlett & Co.
                           --------------------------
                         REGISTERED INVESTMENT ADVISORS
                                    BARTLETT
                                     MUTUAL
                                     FUNDS
                                  SEMI-ANNUAL
                                     REPORT

                            FOR THE SIX MONTHS ENDED
                               SEPTEMBER 30, 1996





                                    BARTLETT
                            VALUE INTERNATIONAL FUND


                                    BARTLETT
                                BASIC VALUE FUND


                                    BARTLETT
                               FIXED INCOME FUND


                                    BARTLETT
                              SHORT TERM BOND FUND


                                    BARTLETT
                               CASH RESERVES FUND

                                 BARTLETT & CO.
                                    PROFILE

Bartlett & Co., headquartered in Cincinnati, Ohio, is an asset management firm which manages over $2 billion for individuals, family groups and institutions. Established in 1898, Bartlett & Co. has built a reputation among individual and institutional investors of strong performance and superior client service for nearly a century.

Bartlett & Co. offers its clients a diversity of services through four business divisions:

         (bullet) Mutual Funds
         (bullet) Institutional Client Services
         (bullet) Private Client Services
         (bullet) Real Estate Programs

Our tradition of excellence, the breadth of our services and the depth of our experience give Bartlett &Co. the capabilities to serve as your financial advisor.

                                    CONTENTS

                                                                           Pages
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      Bartlett & Co. Profile                                        Inside Cover
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      Chairmen's Letter                                                        2

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      Reports to Shareholders
           Bartlett Value International Fund Report                            3
           Bartlett Basic Value Fund Report                                    4
           Bartlett Fixed Income Fund Report                                   6
           Bartlett Short Term Bond Fund Report                                7
           Bartlett Cash Reserves Fund Report                                  7
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      Growth of a $10,000 Investment
           Bartlett Value International Fund                                   8
           Bartlett Basic Value Fund                                           8
           Bartlett Fixed Income Fund                                          9
           Bartlett Short Term Bond Fund                                       9
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      Portfolios of Investments
           Bartlett Value International Fund                                  10
           Bartlett Basic Value Fund                                          12
           Bartlett Fixed Income Fund                                         14
           Bartlett Short Term Bond Fund                                      15
           Bartlett Cash Reserves Fund                                        16
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      Statements of Assets and Liabilities                                    17
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      Statements of Operations                                                19
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      Statements of Changes in Net Assets                                     20
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      Financial Highlights
           Bartlett Value International Fund                                  22
           Bartlett Basic Value Fund                                          22
           Bartlett Fixed Income Fund                                         23
           Bartlett Short Term Bond Fund                                      24
           Bartlett Cash Reserves Fund                                        24
--------------------------------------------------------------------------------
      Notes To Financial Statements                                           25
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      Trustees and Officers                                                   29
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      This report is for the  information of shareholders of the Bartlett Mutual
      Funds. It may be used as sales literature if preceded or accompanied by a current prospectus of the Bartlett Mutual Funds.

                                CHAIRMEN'S LETTER


                                Dear Fellow Shareholder,

                                The only change in the orientation of the U.S. stock and bond markets is that the "bad news is good news" investment theme has now been replaced by the "not so bad news is good news" mindset. Common stock investors have been taking their cue from the bond market, which had tended to plummet whenever there was news of a strong economy. Now, common stock investors are exhibiting a certain degree of common sense, since their focus has been expanded to include corporate earnings. In other words, there is only so much that interest rates can do for stock prices if corporate earnings do not appear to be buoyant or, for that matter, existent.

          (Photo)               Nevertheless,  the stock market  continues to
                                soar. From January 1, 1996 through September 30,
  /s/ Dale H. Rabiner           1996,  the date of this report,  the S&P 500 had
  ________________________      generated a 13.5% total return. Now, the day
  Dale H. Rabiner, CFA          after the election,  the market has produced a
  Chairman                      return of 20%. Most  investors and
  Bartlett                      institutional  money managers would have been
  Capital Trust                 happy with low single digit returns  after the
                                largesse  bestowed upon them last year. With
                                regard to the fixed income markets,  there is no
                                perceptible  evidence that inflation is, or will
                                be, a problem.  Without such anxieties, the
                                prospect for a more hospitable fixed income
                                market is a stronger likelihood than was present
                                at the beginning of the year.

                                One of the truly  attractive  aspects of
                                Bartlett & Co.'s merger with Legg Mason is that
                                one of our sister organizations under the Legg
                                Mason umbrella is Western Asset Management
                                Company,  one of the most highly regarded
                                institutional fixed income  managers.  Bartlett
                                & Co. has  determined,  with the concurrence of
                                your Board of Trustees,  that it would be in the
                                best interest of the shareholders of the
          (Photo)               Bartlett Fixed Income Fund,  Bartlett Short Term
                                Bond Fund and Bartlett Cash Reserves  Fund  to
  /s/ James B. Reynolds         merge  into  similar   funds   managed  by
  __________________________    Western   Asset. Consequently,  it is our
  James B. Reynolds, CFA        intention,  if you, the funds' shareholders
  Chairman                      approve, to merge the Bartlett Cash  Reserves
  Bartlett                      Fund into the Legg Mason Cash Reserve  Trust,
  Management Trust              and to merge the  Bartlett  Short Term Bond Fund
                                and the  Bartlett  Fixed Income Fund into the
                                Legg Mason U.S. Government Intermediate
                                Portfolio. Shareholders in the Bartlett Cash
                                Reserves Fund, Bartlett Short Term Bond Fund,
                                and the Bartlett Fixed  Income  Fund  should
                                have  recently  received  proxies for this tax
                                free exchange.

                                There is no contemplated merger of the Bartlett Basic Value Fund and the Bartlett Value International Fund into any of the Legg Mason funds. First, our rather orthodox value orientation is not totally congruent with the investment methodology pursued by the other fine mutual fund managers in the Legg Mason system. In fact, due to the less erratic movements of a value oriented equity portfolio during extremely turbulent or less than favorable market conditions, the managements of Legg Mason and Bartlett & Co. have determined that the Bartlett Basic Value Fund and the Bartlett Value International Fund should provide greater sanctuary to investors seeking strong risk adjusted rates of return from their common stock investments if the markets take a turn for the worse.

                                In closing, we wish to thank you, our loyal shareholders, for your continued appreciation of our disciplined value approach. We assure you that we shall continue new efforts to provide you with attractive returns and an enhanced array of investor services.

                                    BARTLETT
                              VALUE INTERNATIONAL
                                  FUND REPORT

The third quarter in overseas markets could be described as "three yards and a cloud of dust". It looked like a lot was happening, but a close look shows that, after a quick dip in July and a recovery in August, not much changed. The Europe, Australia and Far East (EAFE) Index* fell a minute 0.1% in the third quarter, dragged down by poor stock performance in Pacific markets. European stocks continued to post positive returns. For the year to date, EAFE has increased 4.4%, once again reflecting good performance in Europe and a small decline in the Pacific. Over the last year, EAFE has grown 8.6%, with the bulk of the return coming from European markets.

Emerging markets dipped 4.3% in the quarter, once again reflecting poor performance in some of the smaller Asian markets. The "tigers" dropped 6.1%, while Latin America marked time with a 0.6% return. So far this year, these smaller markets have managed a 5.5% return, and have gained 2.9% over the last 12 months. Latin American markets outperformed Asian markets by a substantial margin over both time periods.

Bartlett Value International fell 0.5% in the third quarter, bringing the year to date performance to 8.9%. For the last year, total return has been 9.0%. The portfolio has a greater allocation to European markets than the EAFE index, about 54% versus 52% for EAFE, while the allocation to the Japanese market is about one-third of the index's 37%. The balance of the portfolio is invested in other Pacific markets, about 18%, and the Americas (Canada and Latin America) at slightly less than 9%. Industry exposure is focused on capital equipment, energy, and materials, with a less-than-market exposure to consumer goods and finance and an investment in service industries similar to the market's.

Continued moderate growth, low inflation and restructuring for efficiency and better returns on capital continue to be the major themes in most world markets. A slowdown in the growth of Asian "tiger" exports has dampened those markets, but their economic performance continues to outpace that of the industrialized G7 nations. This is especially true for Continental Europe, which is struggling to fit high unemployment and large fiscal imbalances into the Maastricht corset. Latin American markets are recovering quickly from the Mexican setback, but there are lingering serious problems that must be solved soon to keep the momentum going.


                             Portfolio Composition
                      Bartlett Value International Fund vs
                    Europe, Australia, Far East (EAFE) Index
                               September 30, 1996


               [Graph appears here--please see plot points below]

                           Percent of Total Portfolio

                                      Fund           EAFE Index
                                    --------         ----------

               Americas:               15%                0%
                 Latin America          2%                0%
                 Canada                 6%                0%
               Cash Equivalents:        7%                0%

               Europe:                 54%               52%

               Pacific:                31%               48%
                 Japan                 13%               37%



/s/ Madelynn M. Matlock
____________________________
Madelynn M. Matlock, CFA
Portfolio Manager

The average annual total returns of the Bartlett Value International for one year, five years and life of Fund (inception 10/6/89) as of September 30, 1996 were 8.95%, 9.60% and 7.07%, respectively.

*The EAFE Index is an unmanaged index of common stocks of foreign companies. The returns for the Index do not include any expenses or transaction costs. The returns for the Fund include such expenses.

                                    BARTLETT
                                  BASIC VALUE
                                  FUND REPORT

The Bartlett Basic Value Fund concluded the first half of its fiscal year on September 30, 1996. For the six month period ended September 30, 1996, the Bartlett Basic Value Fund produced a total return of 3.86%. For the first nine months of 1996, the Bartlett Basic Value Fund produced a return of 7.45%. The cumulative return since the Fund's inception on May 5, 1983 through September 30, 1996 was 339.37%, which equates to a compounded annual total return of 11.67%. This double-digit return was achieved while taking more than twenty percent less risk, as measured by standard deviation, than the Standard & Poor's 500 Index*. By comparison, the S&P 500 Index returned 7.7% and 13.5% for the six and nine months ended September 30, 1996, respectively. The S&P's average annual total return for the period since the Fund's inception is 15.2%.

Although the market is high priced by almost any historical standard, one should realize that market corrections are never caused by everyone waking up one morning and saying, "The market is overvalued, I'm going to bail out." Usually, there is some exogenous event, which ostensibly has little to do with economics, that precipitates a market decline. The 1973-1974 market decline was fueled by the first oil embargo. Although the nifty fifty stocks were trading at multiples between 80 and 120 times earnings at that time, the feeling that our economy could be held hostage so easily, with the attendant fears of inflation, set the market firmly on its ear. The hit that was taken by the market in 1987 was sparked by a bad balance of trade figure with Japan, then further exacerbated by program trading. Of course, this market setback was nothing more than a blip. The poor market environment during the third quarter of 1990, which resulted in a 20% correction, was the result of the Iraqi invasion of Kuwait.

The truth of the matter is that the economy continues to grow at a slow, but steady, pace with little perceptible inflation. Another source of comfort could be that Alan Greenspan has always sought equanimity when the capital markets were in disarray. This happened in 1987 after the crash, when he flooded the economy with money. It also happened in 1994 when he raised interest rates in small steps so as not to roil the markets.

The financial sector, during the month of September, was the strongest performing group in the Fund, due largely to a lessening of interest rate worries. Of course, these


                         Measuring Both Risk and Return
            Bartlett Basic Value Fund vs Standard & Poor's 500 Index
                           May 1983 to September 1996


               [Graph appears here--please see plot points below]


                                      Bartlett
                                       Basic            S&P
                                       Value            500
                                       Fund            Index

                                                       15.2%
                                                       -----
                         15%
                                        11.7%
                                        -----
                         10%
           RETURN

                          5%


                          0%----------------------------------------


                         -5%


           RISK         -10%            -----
                                        10.9%          -----
                                                       14.1%
                        -15%


                        -20%


   This chart compares the historical average annual total return and the risk (as measured by the standard deviation) of the Bartlett Basic Value Fund and the Standard & Poor's 500 Index from May 1983 to September 30, 1996.

   *The S&P 500 Index is an unmanaged index of common stocks widely used as a measure of stock market activity. The return for the Index does not include any expenses or transaction costs. The return for the Fund includes such expenses and costs.

   Standard deviation is a statistical measure of volatility often used as a measure of risk. In general, the greater the standard deviation, the greater the tendency to vary from the average annual total return. By comparing the magnitude of the standard deviations, the relative volatility of each investment can be determined. A lower standard deviation reflects lower volatility.

   The average annual total return figures assume the reinvestment of dividends.

   Of course, past performance is no guarantee of future results. The principal value and investment returns of the Fund will fluctuate so that upon redemption you may receive more or less than your original investment.

issues were further propelled in recent weeks by the announced acquisition of Boatmen's Bank by Nations- Bank. Virtually all of the regional banks responded favorably. This, combined with strong contributions from Federal National Mortgage, have continued to buoy the portfolio's returns during the month of October as well.

Of course, the moderation in interest rate anxieties has also rewarded economically sensitive holdings such as Fleetwood Enterprises and General Motors and, perhaps, has indirectly benefited retailers such as Federated Department Stores and Toys `R' Us. The latter holding, the Fund's largest, responded very favorably since the date of this report due to its planned acquisition of a competitor in its baby store division.

A recent addition to the portfolio, Jostens, has been a standout. Jostens has a dominant position in the school products business, which includes class rings and yearbooks. The company is in the late stages of a restructuring, during which it has closed numerous unprofitable businesses it had gotten into in the early 1990s. Under new ownership, the company is turning the corner. At our purchase price of S17.50 per share, we were receiving a dividend yield of over 5% on a stock that is an industry leader. The stock has advanced over 25% since its purchase two months ago.

Then again, our technology investments have been disappointing. Companies Such as Zilog, an integrated circuits manufacturer, and Pioneer Standard, a wholesaler of semi-conductors and other electronic components, have done poorly. One would think that, at some point in time, the extremely modest valuations accorded these companies will become more widely known.

Although we are lagging the market on a year-to-date basis, this is a situation that could be quickly reversed. For instance, last year at this time the equity component of the Fund was trailing the S&P 500 by roughly 5 percentage points and managed to catch up, and then eclipse, the market performance by mid-December. Our lack of concentration in some of the hotter performing, but overplayed, areas has caused us to lag, while it may allow us to dodge a bullet if some of these more highly visible, highly priced stocks begin to falter.

As the market continues to set records, we have fully participated in recent weeks. The key to a value discipline is to have a strong participation in a favorable market environment, while not coming close to fully participating in a weak market environment. The fact that the stocks which we own represent investments in companies that are trading at two-thirds the market multiple, in terms of cash flow and net worth, should provide somewhat of a cushion if and when the market suffers a setback.

We truly appreciate your investment in the Bartlett Basic Value Fund and your continued commitment to our value discipline.

Sincerely,


/s/ James A. Miller, CFA            /s/ Woodrow H. Uible, CFA
________________________            _________________________
James A. Miller, CFA                Woodrow H. Uible, CFA
Portfolio Manager                   Portfolio Manager


The average annual total returns of the Bartlett Basic Value Fund for the one, three, five and ten year periods ended September 30, 1996 were 13.01%, 13.55%, 12.69% and 10.44%, respectively.


                          Largest Industry Allocations

            Bartlett Basic Value Fund vs Standard & Poor's 500 Index
                               September 30, 1996


               [Graph appears here--please see plot points below]


                       Percent of Total Equity Portfolio

                                          Fund        S&P 500
                                          ----        -------

                   Financial               24%          15%
                   Consumer Cyclical       21%           9%
                   Basic Industry          13%          13%
                   Consumer Staples        10%          22%
                   Technology/Defense       9%          12%
                   Energy                   8%           8%

                                    BARTLETT
                                  FIXED INCOME
                                  FUND REPORT

Contrary opinion wins out again. In last quarter's Fixed Income Fund Report, we expressed the view that fears about inflation were overblown and that we saw a comparatively benign inflation outlook. Just prior to the August Federal Reserve meeting, there was nearly complete unanimity that the Federal Reserve would tighten at its upcoming meeting. As more data showing this benign inflation outlook and moderating economic activity became available, the Federal Reserve decided to refrain from tightening and bonds rallied through the end of the third quarter.

More recently, we have continued to see favorable inflation and economic reports and it appears that there was a pronounced reduction in economic activity from the prior quarter. Going forward, the only concern that we see on the horizon is oil prices which have been under upward pressure lately as a result of perceived lower oil supplies. Other than this concern, we should see a rather benign economic environment with low growth and low inflation. This type of environment should be favorable for bond portfolios over the next six to twelve months.

During the quarter, we reduced the Fund's exposure to mortgage-backed securities as the yield advantage of mortgages to treasuries narrowed from attractive levels to more fairly valued levels. Even with the spread narrowing, we continue to favor the mortgage sector, especially when compared to the corporate sector which we consider to be extremely unattractive.

For the six-month period ended September 30, 1996, your investment in the Bartlett Fixed Income Fund gained 1.88% versus a 2.46% increase for the Lehman Brothers Intermediate Government/Corporate Bond Index*. For the trailing twelve months, the Fund rose 3.72% while the Index returned 5.18%.

As always, we will endeavor to structure the portfolio of the Bartlett Fixed Income Fund with what we believe to be the best blend of risk/reward characteristics under prevailing market conditions.

                             Portfolio Composition
                           Bartlett Fixed Income Fund
                               September 30, 1996

             [Pie chart appears here--please see values below]

                          2%  Cash Equivalents
                          3%  Corporate Bonds
                         22%  Mortgage-Backed Securities
                         73%  U.S. Government Obligations


                              Portfolio Highlights

                Weighted Average Credit Quality          AAA
                Weighted Average Portfolio Maturity      5.3 Years
                Weighted Average Portfolio Duration      3.6 Years



/s/ Dale H. Rabiner            /s/ R. Stuart Crickmer
____________________           ____________________________
Dale H. Rabiner, CFA           R. Stuart Crickmer, CPA, CFA
Portfolio Manager              Fixed Income Analyst

* The  Lehman  Brothers  Intermediate   Government/Corporate  Bond  Index  is
an unmanaged index of intermediate-term bonds. The returns for the Index do not include any expenses or transaction costs. The returns of the Fund include such expenses.

                                   BARTLETT
                                SHORT TERM BOND
                                  FUND REPORT

Returns on bonds having one- to three-year average maturities came principally in the form of coupon income during the period, partially offset by a modest amount of depreciation from bond prices. Short and intermediate interest rates moved higher throughout the June quarter, then declined, slightly, during the September quarter. Consequently, bond prices recouped a small amount of their June quarter losses during the September quarter.

The Fund returned 2.01% for the six months ending September 30, versus 2.68% for the Merrill Lynch 1-3 year Government Bond Index*, a representative short-term index. The Fund's performance for the trailing twelve months was 4.31%. By comparison the Merrill Lynch 1-3 Year Government Bond Index returned 5.61%.

We continue to favor mortgage-backed securities along with short treasuries for the majority of this Fund's portfolio holdings. We maintain minimum exposure to corporate bonds, a sector that does not offer enough incremental yield over treasury rates, in our opinion.

The Fund's 30-day SEC yield (annualized) was 5.68% on September 30, compared to 5.33% on March 31.

                             Portfolio Composition
                         Bartlett Short Term Bond Fund
                               September 30, 1996

               [Pie chart appears here--please see values below]


                        46%  U.S. Government Obligations
                        27%  Mortgage-Backed Securities
                        18%  Cash Equivalents
                         9%  Corporate Bonds



                              Portfolio Highlights

               Weighted Average Credit Quality          AAA
               Weighted Average Portfolio Maturity      3.6 Years
               Weighted Average Portfolio Duration      2.1 Years



                                    BARTLETT
                                 CASH RESERVES
                                  FUND REPORT


Yields available on "top tier" money market securities remained steady over the past six months. Bond equivalent yields on 30-day top tier commercial paper began and ended the period at 5.38%, with only slight variation in between. The yield on the 3-month U.S. Treasury Bill declined slightly from 5.13% to 5.03% at September 30, 1996.

Inflation, as measured by the Consumer Price Index (CPI), is running at a relatively manageable 3% annual rate. Going forward, we expect a rather benign inflation environment with low growth and continued low inflation. The only concern that we see on the horizon is oil prices which have been under upward pressure.

We reduced the Fund's average weighted maturity throughout the past quarter. At September 30, 1996, the average weighted maturity stood at 14 days, compared to 66 days at March 31, 1996.

For the six months ended September 30, the Fund paid income dividends of 2.29 cents per share, which translates into a net annualized yield of 4.57%. If all dividends were reinvested, shareholders received an effective annualized return of 4.62%.

The Bartlett Cash Reserves Fund 7-day current yield (annualized) was 4.56% on September 30, 1996 (versus 4.79% on March 31, 1996).


                            /s/ Dale H. Rabiner
                            ______________________
                              Dale H. Rabiner, CFA
                               Portfolio Manager



/s/ R. Stuart Crickmer                 /s/ Troy R. Snider
____________________________           ____________________
R. Stuart Crickmer, CPA, CFA           Troy R. Snider, CFA
Fixed Income Analyst                   Fixed Income Analyst

The Bartlett Cash Reserves Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

*The Merrill Lynch 1-3 Year Government Bond Index is an unmanaged index of short-term government bonds. The returns for the Index do not include any expenses or transaction costs. The returns for the Fund include such expenses.

                                  GROWTH OF A
                                    $10,000
                                   INVESTMENT

The following graphs compare each Fund's total return against that of the most closely matched broad-based securities market index.

The lines illustrate the cumulative total return of an initial $10,000 investment for the period indicated. The line for each Bartlett Mutual Fund represents the total return after deducting all Fund investment management expenses and the transaction costs of buying and selling securities. The line representing the securities market index (which is, in each case, an unmanaged index) does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

The Bartlett Cash Reserves Fund is excluded from these graphs because it does not have a variable share price.

                         Growth of a $10,000 Investment
                       Bartlett Value International Fund
                  October 31, 1989 through September 30, 1996


                         Average Annual Total Returns*
                      For periods ended September 30, 1996

--------------------------------------------------------------------------------
                  1 Year   3 Years   5 Years    Life of the Fund
                                                (since 10/06/89)
--------------------------------------------------------------------------------
                   8.95%    8.97%     9.60%           7.07%


                       Bartlett Value International Fund
                                       vs
                       Europe, Australia, Far East Index


                             $17,353
                          Bartlett Value      $13,634
                          International         EAFE
                               Fund            Index


                [Graph appears here--please supply plot points]





The Europe, Australia, Far East (EAFE) Index is a broad-based index administered by Morgan Stanley Capital International and is composed of select common stocks of companies based outside the United States and including Europe, Australia, and the Far East. It is often used to measure international stock market activity. The index does not include any expenses or transaction costs associated with buying and selling stocks within the index. The total returns for the Bartlett Value International Fund are quoted after deducting Fund expenses and transaction costs, and assume the reinvestment of all distributions. The performance figures reflect the periodic absorption of some expenses of the Fund through the waiver of management fees. Had a portion of these fees not been waived, the Fund's total returns would have been slightly lower.

--------------------------------------------------------------------------------

The Standard & Poor's 500 Index is a broad-based unmanaged index of common stocks commonly used to measure general stock market activity. The index does not include any expenses or transaction costs associated with buying and selling stocks within the index. The total returns for the Bartlett Basic Value Fund are quoted after deducting Fund expenses and transaction costs, and assume the reinvestment of all distributions.


                         Growth of a $10,000 Investment
                           Bartlett Basic Value Fund
                    May 31, 1983 through September 30, 1996

                         Average Annual Total Returns*
                      For periods ended September 30, 1996

--------------------------------------------------------------------------------
                1 Year   3 Years    5 Years  10 Years   Life of the Fund
                                                        (since 05/05/83)
--------------------------------------------------------------------------------
                13.01%    13.55%     12.69%    10.44%        11.67%


                           Bartlett Basic Value Fund
                                       vs
                          Standard and Poors 500 Index

                                             $43,892
                          $65,540         Bartlett Basic
                       S&P 500 Index        Value Fund


                [Graph appears here--please provide plot points]

The Lehman Brothers Intermediate Government/Corporate Bond Index is a broad-based unmanaged index of intermediate-term bonds often used to measure bond market activity. The index does not include any expenses or transaction costs associated with buying and selling bonds within the index. The total returns for the Bartlett Fixed Income Fund are quoted after deducting Fund
expenses  and   transaction   costs,   and  assume  the   reinvestment   of  all
distributions.


                         Growth of a $10,000 Investment
                           Bartlett Fixed Income Fund
                   April 22, 1986 through September 30, 1996

                         Average Annual Total Returns*
                      For periods ended September 30, 1996

--------------------------------------------------------------------------------
           30-Day Yield   1 Year   3 Years   5 Years   Life of the Fund
           (Annualized)                                (since 04/22/86)
--------------------------------------------------------------------------------
               5.72%       3.72%     3.39%    5.89%          7.23%


                           Bartlett Fixed Income Fund
                                       vs
          Lehman Brothers Intermediate Government/Corporate Bond Index


                       $22,262              $20,724
                   Lehman Brothers       Bartlett Fixed
                        Index             Income Fund


                [Graph appears here--please supply plot points]




                         Growth of a $10,000 Investment
                         Bartlett Short Term Bond Fund
                  February 4, 1994 through September 30, 1996


                         Average Annual Total Returns*
                      For periods ended September 30, 1996

--------------------------------------------------------------------------------
                      30-Day Yield   1 Year   Life of the Fund
                      (Annualized)            (since 02/04/94)
--------------------------------------------------------------------------------
                          5.68%       4.31%         4.31%


                         Bartlett Short Term Bond Fund
                                       vs
                             Merrill Lynch 1-3 Year
                             Government Bond Index


                         $11,456              $11,188
                      Merrill Lynch      Bartlett Short Term
                          Index              Bond Fund


                [Graph appears here--please supply plot points]



The Merrill Lynch 1-3 Year Government Bond Index is a broad-based unmanaged index of U.S. Treasury bonds with maturities of 1-3 years. The index does not include any expenses or transaction costs associated with buying and selling bonds within the index. The total returns for the Bartlett Short Term Bond Fund are quoted after deducting Fund expenses and transaction costs and assume the reinvestment of all distributions. The Fund also may invest in securities of lower credit quality, which generally have greater yields than U.S. Treasury securities of similar maturities.

* The average annual total return numbers and line graphs on pages 8 and 9 represent only past performance and are not a guarantee of future results. As the graphs illustrate, the investment return and principal value of the Funds will fluctuate and, upon redemption, you may receive more or less than your original investment.

                           PORTFOLIOS OF INVESTMENTS

                       Bartlett Value International Fund
                      As of September 30, 1996 (Unaudited)


                                                             Market
                                                Shares        Value
--------------------------------------------------------------------------------
Common Stock--93.17%
--------------------------------------------------------------------------------
Argentina--2.40%
  YPF Sociedad Anonima SA (ADR)
  (Energy, Oil & Gas)                           82,600   $ 1,889,475
--------------------------------------------------------------------------------
Australia--6.74%
  Brambles Industries Ltd.
  (Transport Services)                         115,800     1,879,275
  Burns Philp &Company Ltd.
  (Food, Manufacturing)                      1,160,908     1,654,239
  National Australia Bank (ADR)
  (Banking)                                     33,600     1,776,600
                                                         -----------
                                                           5,310,114
--------------------------------------------------------------------------------
Canada--5.73%
  Hudson's Bay Co.
  (Retailing)                                  152,800     2,243,594
  Potash Corporation of
  Saskatchewan Inc.
  (Mining)                                      31,000     2,266,875
                                                         -----------
                                                           4,510,469
--------------------------------------------------------------------------------
Finland--2.84%
  Metra Oy B Shares
  (Engineering/Construction)                    39,000     2,235,299
--------------------------------------------------------------------------------
France--6.99%
  Alcatel Althsom (ADR)
  (Capital Goods)                               73,600     1,242,000
  St. Gobain
  (Glass/Building Materials)                    16,834     2,281,251
  Total Co. Francaise Petrole-B
  (Energy)                                       8,200       645,301
  Total SA (ADR)
  (Energy)                                      34,100     1,334,162
                                                         -----------
                                                           5,502,714
--------------------------------------------------------------------------------
Germany--2.95%
  Deutsche Lufthansa AG
  (Transportation)                              16,300     2,321,861
--------------------------------------------------------------------------------
HongKong--2.80%
  Swire Pacific Ltd.-B
  (Diversified)                                246,000     2,202,961
--------------------------------------------------------------------------------
India--2.06%
  Morgan Stanley India
  Investment Fund
  (Closed-End Mutual Fund)*                    185,200     1,620,500
--------------------------------------------------------------------------------



                                                              Market
                                               Shares         Value
--------------------------------------------------------------------------------
Ireland--1.99%
  Allied Irish Banks PLC (ADR)
  (Banking)                                     43,800    $1,565,850
--------------------------------------------------------------------------------
Italy--7.15%
  Isituto Mobilare SpA (ADR)
  (Banking)                                     66,000     1,683,000
  Sasib SpA - Savings Shares
  (Capital Goods)                            1,007,000     1,778,323
  STET - Savings Shares
  (Communications)                             800,715     2,165,728
                                                         -----------
                                                           5,627,051
--------------------------------------------------------------------------------
Japan--13.11%
  Canon Inc.
  (Visual Image Equipment)                      86,000     1,687,634
  Fujitsu Ltd.
  (Computers)                                  192,000     1,823,656
  Ito-Yokada (ADR)
  (Retailing)                                    6,700     1,510,850
  Matsushita Electric Industries
  (Consumer Electronics Equip.)                 87,000     1,457,796
  Rohm Company
  (Electronics)                                 32,000     2,015,771
  Sumitomo Warehouse
  (Storage)                                    276,000     1,825,161
                                                         -----------
                                                          10,320,868
--------------------------------------------------------------------------------
Korea--1.51%
  Korea Fund Inc.
  (Closed-End Mutual Fund)                      65,000     1,186,250
--------------------------------------------------------------------------------
Malaysia--0.93%
  Perlis Plantations Bhd
  (Diversified)                                237,500       729,632
--------------------------------------------------------------------------------
Norway--5.30%
  Kvaerner Cl. A Free Shares
  (Shipbuilding)                                58,200     2,200,953
  Norsk Hydro AS (ADR)
  (Chemicals)                                   42,000     1,974,000
                                                         -----------
                                                           4,174,953
--------------------------------------------------------------------------------
Portugal--1.84%
  Portugal Fund Inc.
  (Closed-End Mutual Fund)                     112,500     1,448,438
--------------------------------------------------------------------------------

                            As of September 30, 1996

                                                             Market
                                                Shares        Value
--------------------------------------------------------------------------------
  Singapore--2.44%
  Dairy Farm International
  Holdings Ltd. (ADR)
  (Retail-Grocery)                           1,896,000   $   1,156,560
  Perlis Plantations Bhd
  (Diversified)                                250,000         768,034
                                                           -----------
                                                             1,924,594
--------------------------------------------------------------------------------
Spain--6.28%
  Banco Santander SA
  (Banking)                                     15,856         824,394
  Banco Santander SA (ADR)
  (Banking)                                     15,600         817,050
  Repsol SA (ADR)
  (Energy)                                      49,800       1,649,625
  Telefonica de Espana SA(ADR)
  (Communications)                              29,650       1,649,281
                                                           -----------
                                                             4,940,350
--------------------------------------------------------------------------------
Sweden--6.00%
  AGA AB "B" Free Shares
  (Gas Supplier)                                46,000         749,694
  Assidoman Ab
  (Forest Products & Paper)                     80,500       1,949,726
  Cardo AB
  (Engineering/Construction)                    91,200       2,023,088
                                                           -----------
                                                             4,722,508
--------------------------------------------------------------------------------
Switzerland--1.83%
  Sandoz AG
  (Pharmaceuticals)                              1,200       1,439,771
--------------------------------------------------------------------------------
Taiwan--1.88%
  Taiwan Fund Inc.
  (Closed-End Mutual Fund)                      64,125       1,482,891
--------------------------------------------------------------------------------
United Kingdom--10.40%
  ADT Ltd.*
  (Protection/Safety)                          114,000       2,180,250
  Cadbury Schweppes PLC (ADR)
  (Beverages)                                   56,172       1,839,633
  Grand Metropolitan PLC (ADR)
  (Consumer Goods)                              64,300       1,969,188
  Tomkins PLC (ADR)
  (Diversified)                                127,600       2,201,100
                                                           -----------
                                                             8,190,171
--------------------------------------------------------------------------------
Total Common Stock                                         $73,346,720
--------------------------------------------------------------------------------
  (Cost-$66,591,979)
--------------------------------------------------------------------------------


                                                 Face        Market
                                                Amount        Value
--------------------------------------------------------------------------------
Repurchase Agreement--5.45%
--------------------------------------------------------------------------------
  State Street Bank,
  4.00% dated 9/30/96, to be
  repurchased at $4,287,476 on
  10/1/96 (Collateral: $4,485,000
  U.S. Treasury Note, 4.75% due
  9/30/98, value $4,375,678)                 $4,287,000    $ 4,287,000

--------------------------------------------------------------------------------
Total Repurchase Agreement                                 $ 4,287,000
--------------------------------------------------------------------------------
  (Cost-$4,287,000)
--------------------------------------------------------------------------------
Total Investments
   At Value--98.62%                                        $77,633,720
--------------------------------------------------------------------------------
  (Cost-$70,878,979)
--------------------------------------------------------------------------------
Other Assets Less Liabilities--1.38%                         1,090,595
--------------------------------------------------------------------------------
Net Assets--100.00%                                        $78,724,315
================================================================================
*Non-dividend paying investment.
See accompanying notes to financial statements.

                           Bartlett Basic Value Fund
                      As of September 30, 1996 (Unaudited)

                                                             Market
                                                Shares        Value
--------------------------------------------------------------------------------
Common Stock--91.13%
--------------------------------------------------------------------------------
Aerospace/Defense -- 5.25%
  Lockheed Martin Corp.                         40,000   $ 3,605,000
  Raytheon Co.                                  53,000     2,948,125
                                                         -----------
                                                           6,553,125
--------------------------------------------------------------------------------
Air Transportation -- 1.73%
  AMR Corp.*                                    27,150     2,161,819
--------------------------------------------------------------------------------
Apparel -- 1.87%
  Kellwood Co.                                 140,000     2,327,500
--------------------------------------------------------------------------------
Automobiles &
   Auto Parts -- 5.18%
  Ford Motor Co.                                35,000     1,093,750
  General Motors Corp.                          62,275     2,989,200
  Stewart & Stevenson
   Services, Inc.                              110,100     2,380,913
                                                         -----------
                                                           6,463,863
--------------------------------------------------------------------------------
Broadcasting -- 1.80%
  Time Warner, Inc.                             58,000     2,240,250
--------------------------------------------------------------------------------
Chemicals -- 1.05%
  Ferro Corporation                             48,600     1,312,200
--------------------------------------------------------------------------------
Communications -- 2.24%
  Telefonica de Espana SA (ADR)                 50,200     2,792,375
--------------------------------------------------------------------------------
Diversified -- 4.53%
  Canadian Pacific Ltd.(ADR)                   107,050     2,475,531
  Loews Corp.                                   41,000     3,172,375
                                                         -----------
                                                           5,647,906
--------------------------------------------------------------------------------
Electronics -- 1.71%
  Pioneer Standard
   Electronics, Inc.                           190,000     2,137,500
--------------------------------------------------------------------------------
Energy -- 7.65%
  Cabot Oil & Gas Corp., Class A               140,700     2,075,325
  Phillips Petroleum Co.                        70,000     2,992,500
  Southwestern Energy Co.                      140,000     2,082,500
  Total SA (ADR)                                61,000     2,386,625
                                                         -----------
                                                           9,536,950
--------------------------------------------------------------------------------
Financial Services -- 17.99%
  CCB Financial Corp.                           20,000     1,095,000
  Federal National Mortgage Assn.              100,000     3,487,500
  First America Bank Corp.                      43,650     2,297,081
  First Tennessee National Corp.                60,938     2,022,380
  John Alden Financial Corp.                    57,600     1,188,000
  MBIA, Inc.                                    34,300     2,941,225
  Regions Financial Corp.                       45,185     2,174,528
  Salomon, Inc.                                 50,000     2,281,250
  State Auto Financial Corp.                   119,700     1,765,575
  U.S. Trust Corp.                              20,000     1,160,000
  Washington Fed. Savings
   & Loan, Inc.                                 86,000     2,031,750
                                                         -----------
                                                          22,444,289
--------------------------------------------------------------------------------



                                                             Market
                                                Shares        Value
--------------------------------------------------------------------------------
Food & Beverage -- 4.55%
  Archer Daniels Midland Co.                   148,065   $ 2,850,251
  Universal Foods Corp.                         87,000     2,827,500
                                                         -----------
                                                           5,677,751
--------------------------------------------------------------------------------
Health Care -- 1.24%
  Bristol Myers-Squibb Co.                      16,000     1,542,000
--------------------------------------------------------------------------------
Housewares -- 1.81%
  National Presto Ind., Inc.                    60,000     2,257,500
--------------------------------------------------------------------------------
Insurance -- 1.05%
  ITT Hartford Group, Inc.                      22,125     1,305,375
--------------------------------------------------------------------------------
Machinery -- 3.05%
  Kaydon Corp.                                  40,000     1,720,000
  York International                            43,000     2,080,125
                                                         -----------
                                                           3,800,125
--------------------------------------------------------------------------------
Manufactured Housing -- 2.71%
  Fleetwood Enterprises, Inc.                  110,000     3,382,500
--------------------------------------------------------------------------------
Metals & Mining -- 2.03%
  Potash Corporation of
   Saskatchewan Inc.                            34,600     2,530,125
--------------------------------------------------------------------------------
Miscellaneous - Manufacturing
   -- 1.04%
  Watts Industries, Inc.                        66,000     1,295,250
--------------------------------------------------------------------------------
Paper -- 1.19%
  Wausau Paper Mills Co.                        77,151     1,485,157
--------------------------------------------------------------------------------
Railroad -- 2.09%
  Kansas City Southern Inds. Inc.               61,000     2,607,750
--------------------------------------------------------------------------------
Retailing -- 4.21%
  Federated Dept. Stores*                       70,000     2,345,000
  Jostens, Inc.                                139,500     2,912,063
                                                         -----------
                                                           5,257,063
--------------------------------------------------------------------------------
Security Services -- 1.69%
  ADT Ltd.*                                    110,000     2,103,750
--------------------------------------------------------------------------------
Technology -- 1.19%
  Zilog Inc.*                                   77,400     1,480,275
--------------------------------------------------------------------------------
Tobacco -- 1.66%
  Philip Morris Cos., Inc.                      23,000     2,064,250
--------------------------------------------------------------------------------
Toys -- 3.50%
  Toys `R' Us, Inc.*                           150,000     4,368,750
--------------------------------------------------------------------------------
Utilities -- 3.13%
  KUEnergy, Inc.                                61,300     1,762,375
  NIPSCO Ind., Inc.                             60,000     2,145,000
                                                         -----------
                                                           3,907,375
--------------------------------------------------------------------------------
Other Common Stock -- 3.99%
  ROC Communities (REIT)                        65,000     1,584,375
  Royce Value Trust, Inc.
  (Closed-End Mutual Fund)                     268,346     3,387,868
                                                         -----------
                                                           4,972,243
--------------------------------------------------------------------------------
Total Common Stock                                      $113,655,016
--------------------------------------------------------------------------------
  (Cost $80,431,287)
--------------------------------------------------------------------------------

                            As of September 30, 1996

                                                             Market
                                                Shares        Value
--------------------------------------------------------------------------------
Preferred Shares--1.57%
--------------------------------------------------------------------------------
  J.P. Morgan Co.
  Adj. Rate Pfd. "A"                            12,000   $   888,000
  RJR Nabisco Holdings                         200,000     1,075,000
  Depositary Shares
--------------------------------------------------------------------------------
  Total Preferred Shares                                 $ 1,963,000
--------------------------------------------------------------------------------
  (Cost $1,973,250)
--------------------------------------------------------------------------------


                                                Face
                                               Amount
--------------------------------------------------------------------------------
Commercial Paper -- 4.41%
--------------------------------------------------------------------------------
  Ford Motor Credit Co.
  5.26%, 10/4/96                            $ 2,500,000  $ 2,498,904
  General Motors
   Acceptance Corp.
  5.26%, 10/4/96                              2,000,000    1,999,123
  Pacific Bell Telephone Co.
  5.80%, 10/1/96                              1,000,000    1,000,000
--------------------------------------------------------------------------------
Total Commercial Paper                                   $ 5,498,027
--------------------------------------------------------------------------------
  (Cost $5,498,027)
--------------------------------------------------------------------------------

                                                 Face        Market
                                                Amount        Value
--------------------------------------------------------------------------------
Repurchase Agreement -- 1.80%
--------------------------------------------------------------------------------
  State Street Bank,
  4.00%, dated 9/30/96, to be
  repurchased at $2,252,250 on
  10/1/96 (Collateral: $2,355,000
  U.S. Treasury Note, 4.75%
  due 9/30/98, value $2,297,597)
                                             $ 2,252,000    $  2,252,000
--------------------------------------------------------------------------------
Total Repurchase Agreement                                  $  2,252,000
--------------------------------------------------------------------------------
  (Cost $2,252,000)
--------------------------------------------------------------------------------
Total Investments
   At Value-- 98.91%                                        $123,368,043
--------------------------------------------------------------------------------
   (Cost $90,154,564)
--------------------------------------------------------------------------------
Other Assets
   Less Liabilities --1.09%                                    1,357,885
--------------------------------------------------------------------------------
Net Assets-100.00%                                          $124,725,928
================================================================================
*Non-dividend paying investment.

 See accompanying notes to financial statements.

                           Bartlett Fixed Income Fund
                      As of September 30, 1996 (Unaudited)

                                                 Face        Market
                                                Amount        Value
--------------------------------------------------------------------------------
U.S. Government and
   Agency Obligations
   --95.34%
--------------------------------------------------------------------------------
U.S. Treasury Obligations
   -- 73.63%
--------------------------------------------------------------------------------
  U.S. Treasury Note
  6.125%, 05/15/98                          $ 3,000,000    $ 3,003,750
  U.S. Treasury Note
  5.875%, 08/15/98                            4,000,000      3,983,120
  U.S. Treasury Note
  6.875%, 08/31/99                            1,000,000      1,015,310
  U.S. Treasury Note
  7.50%, 10/31/99                             5,000,000      5,161,700
  U.S. Treasury Note
  7.125%, 02/29/00                            4,000,000      4,092,480
  U.S. Treasury Note
  6.125%, 09/30/00                            3,000,000      2,969,070
  U.S. Treasury Bond Strip
  0.000%, 05/15/98                            1,000,000        908,050
  U.S. Treasury Bond Strip
  0.000%, 08/15/98                           10,800,000      9,652,608
  U.S. Treasury Bond Strip
  0.000%, 02/15/99                            6,000,000      5,187,360
  U.S. Treasury Bond Strip
  0.000%, 08/15/99                            3,600,000      3,013,344
  U.S. Treasury Bond Strip
  0.000%, 08/15/03                           11,500,000      7,345,625
  U.S. Treasury Bond Strip
  0.000%, 05/15/04                            7,500,000      4,530,075
                                                           -----------
                                                            50,862,492
--------------------------------------------------------------------------------
Mortgage-Backed Obligations
   --21.71%
--------------------------------------------------------------------------------
  Government National
  Mortgage Assn.
  7.00%, 6/15/23 to 3/15/26                 $ 6,058,796    $ 5,847,779
  Government National
  Mortgage Assn.
  7.50%, 3/15/17 to 9/15/25                   3,785,607      3,756,754
  Government National
  Mortgage Assn.
  8.00%, 6/15/24 to 2/15/26                   5,334,080      5,390,960
                                                           -----------
                                                            14,995,493
--------------------------------------------------------------------------------
Total U.S. Government and
   Agency Obligations                                      $65,857,985
--------------------------------------------------------------------------------
  (Cost-$66,325,557)
--------------------------------------------------------------------------------
                                                 Face         Market
                                                Amount         Value
--------------------------------------------------------------------------------
Corporate Obligations
   --2.87%
--------------------------------------------------------------------------------
  Ford Motor Credit MTN
  5.83%, 06/29/98                            $2,000,000    $ 1,982,700

--------------------------------------------------------------------------------
Total Corporate Obligations                                $ 1,982,700
--------------------------------------------------------------------------------
  (Cost-$1,985,813)
--------------------------------------------------------------------------------

Repurchase Agreement
   --1.58%
--------------------------------------------------------------------------------
  State Street Bank,
  4.00%, dated 9/30/96, to be
  repurchased at $1,091,121 on
  10/1/96. (Collateral: $1,145,000
  U.S. Treasury Note, 4.75%
  due 9/30/98, value $1,117,091)             $1,091,000    $ 1,091,000

--------------------------------------------------------------------------------
Total Repurchase Agreement                                 $ 1,091,000
--------------------------------------------------------------------------------
  (Cost-$1,091,000)

--------------------------------------------------------------------------------
Total Investments at Value -- 99.79%                       $68,931,685
--------------------------------------------------------------------------------
  (Cost $69,402,370)

--------------------------------------------------------------------------------
Other Assets Less Liabilities--0.21%                           144,433

--------------------------------------------------------------------------------
Net Assets--100.00%                                        $69,076,118
================================================================================

See accompanying notes to financial statements.

                         Bartlett Short Term Bond Fund
                      As of September 30, 1996 (Unaudited)

                                                  Face        Market
                                                 Amount        Value
--------------------------------------------------------------------------------
U.S. Government and
   Agency Obligations--72.75%
--------------------------------------------------------------------------------
U.S. Treasury Obligations-- 46.29%
--------------------------------------------------------------------------------
  U.S. Treasury Note
  5.125%, 02/28/98                            $  150,000    $  148,242
  U.S. Treasury Note
  6.125%, 05/15/98                             1,500,000     1,501,875
  U.S. Treasury Note
  5.25%, 07/31/98                              1,500,000     1,478,670
  U.S. Treasury Note
  5.875%, 08/15/98                             2,625,000     2,613,922
  U.S. Treasury Bond Strip
  0.00%, 05/15/99                                600,000       510,384
                                                           -----------
                                                             6,253,093
--------------------------------------------------------------------------------
Mortgage-Backed Obligations--26.46%
--------------------------------------------------------------------------------
  Government National
  Mortgage Assn.
  7.50%, 05/15/24                           $     88,718   $    88,053
  Government National
  Mortgage Assn.
  8.00%, 01/15/23 to 02/15/26                  3,326,390     3,361,340
  Government National
  Mortgage Assn.
  9.000%, 03/15/20 to 09/15/22                   118,758       125,197
                                                           -----------
                                                             3,574,590
--------------------------------------------------------------------------------
Total U.S. Government and
   Agency Obligations                                       $9,827,683
--------------------------------------------------------------------------------
  (Cost-$9,910,707)
--------------------------------------------------------------------------------
Corporate Obligations--9.33%
--------------------------------------------------------------------------------
  AT&T Capital Corp. MTN
  7.66%, 01/30/97                             $  750,000    $  754,553
  General Motors Accept. Corp.
  MTN
  7.20%, 01/29/98                                500,000       506,485
--------------------------------------------------------------------------------
Total Corporate Obligations                                 $1,261,038
--------------------------------------------------------------------------------
  (Cost-$1,259,106)
--------------------------------------------------------------------------------

                                                  Face        Market
                                                 Amount        Value
--------------------------------------------------------------------------------
Commercial Paper--11.88%
--------------------------------------------------------------------------------
  Ford Motor Credit Co.
  5.26%, 10/04/96                               $500,000    $  499,781
  General Motors
  Acceptance Corp.
  5.26%, 10/04/96                                500,000       499,781
  Southwestern Bell
  Telephone Co.
  5.33%, 10/04/96                                605,000       604,731
--------------------------------------------------------------------------------
Total Commercial Paper                                     $ 1,604,293
--------------------------------------------------------------------------------
  (Cost-$1,604,293)
================================================================================
Repurchase Agreement--4.91%
--------------------------------------------------------------------------------
  State Street Bank,
  4.00% dated 9/30/96, to be
  repurchased at $664,074 on
  10/1/96. (Collateral: $695,000
  U.S. Treasury Note, 4.75%
  due 9/30/98, value $678,059)                  $664,000   $   664,000
--------------------------------------------------------------------------------
Total Repurchase Agreement                                 $   664,000
--------------------------------------------------------------------------------
  (Cost-$664,000)
--------------------------------------------------------------------------------
Total Investments at Value--98.87%                         $13,357,014
--------------------------------------------------------------------------------
  (Cost-$13,438,106)
--------------------------------------------------------------------------------
Other Assets Less Liabilities--1.13%                           152,766
--------------------------------------------------------------------------------
Net Assets--100.00%                                        $13,509,780
================================================================================

See accompanying notes to financial statements.

                          Bartlett Cash Reserves Fund
                      As of September 30, 1996 (Unaudited)

                                                Face          Market
                                               Amount          Value
--------------------------------------------------------------------------------
Commercial Paper-- 92.98%
--------------------------------------------------------------------------------
  American General Financial
  5.31%, 10/9/96                             $2,000,000     $1,997,658
  Anheuser Busch Companies
  5.26%, 10/1/96                                500,000        500,000
  Associates Corp. N.A.
  5.25%, 10/1/96                              2,000,000      2,000,000
  Bell Atlantic Corp.
  5.32%, 10/15/96                             2,000,000      1,995,886
  Bellsouth Telecomm. Inc.
  5.30%, 10/2/96                              1,000,000        999,854
  Beneficial Corp.
  5.36%, 10/8/96                              2,000,000      1,997,951
  CPCInternational Inc.
  5.35%, 10/2/96                              2,000,000      1,999,707
  Chevron Oil
  5.28%, 10/15/96                             2,000,000      1,995,886
  Coca Cola Co.
  5.33%, 10/2/96                              1,200,000      1,199,824
  Coca Cola Co.
  5.28%, 10/1/96                              1,000,000      1,000,000
  Colgate Palmolive
  5.32%, 10/23/96                             1,000,000        996,767
  Consolidated Natural Gas
  5.30%, 10/15/96                             2,000,000      1,995,886
  Ford Motor Credit Corp.
  5.32%, 10/11/96                             1,000,000        998,536
  Ford Motor Credit Corp.
  5.35%, 10/10/96                             1,000,000        998,683
  General Electric
  5.31%, 10/10/96                             2,000,000      1,997,365
  General Motors Accept. Corp.
  5.34%, 10/8/96                              1,000,000        998,975
  General Motors Accept. Corp.
  5.27%, 10/3/96                              1,000,000        999,707
  Household Finance Corp.
  5.36%, 10/7/96                              2,000,000      1,998,243
  IBM Credit Corp.
  5.34%, 10/11/96                             1,000,000        998,536
  IBM Credit Corp.
  5.34%, 10/1/96                              1,000,000      1,000,000
  John Deere
  5.40%, 10/21/96                             1,000,000        997,061
  Motorola
  5.31%, 10/23/96                             2,000,000      1,993,535
  Norwest Financial
  5.34%, 10/4/96                              1,000,000        999,561
  Norwest Financial Inc.
  5.34%, 10/3/96                              1,000,000        999,707
  Pepsico, Inc.
  5.28%, 10/3/96                              2,000,000      1,999,414


                                                 Face         Market
                                                Amount         Value
--------------------------------------------------------------------------------
  Procter and Gamble
  5.36%, 10/8/96                             $1,400,000    $ 1,398,565
  RRDonnelly
  5.27%, 10/7/96                              2,000,000      1,998,243
  Raytheon Company
  5.33%, 10/3/96                              2,000,000      1,999,414
  Sears Roebuck Acceptance
  5.44%, 10/18/96                             1,000,000        997,502
  Sears Roebuck Acceptance
  5.40%, 10/16/96                             1,000,000        997,796
  Toys `R' Us, Inc.
  5.30%, 10/17/96                             2,000,000      1,995,298
--------------------------------------------------------------------------------
Total Commercial Paper                                     $45,045,560
--------------------------------------------------------------------------------
  (Cost-$45,045,105)
--------------------------------------------------------------------------------
Repurchase Agreement--4.32%
--------------------------------------------------------------------------------
  State Street Bank,
  4.00% dated 9/30/96,
  to be repurchased at
  $2,095,233 on 10/1/96
  (Collateral: $2,195,000
  U.S. Treasury Note, 4.75%
  due 9/30/98,
  value $2,141,497)                          $2,095,000    $ 2,095,000
--------------------------------------------------------------------------------
Total Repurchase Agreement                                 $ 2,095,000
--------------------------------------------------------------------------------
  (Cost-$2,095,000)
--------------------------------------------------------------------------------
U.S. Government Obligation--2.07%
--------------------------------------------------------------------------------
  U.S. Treasury Note
  6.125%, 05/31/97                           $1,000,000    $ 1,003,126
--------------------------------------------------------------------------------
Total U.S. Government
   Obligation                                              $ 1,003,126
--------------------------------------------------------------------------------
  (Cost-$1,001,374)
--------------------------------------------------------------------------------
Total Investments at Value                                 $48,143,686
--------------------------------------------------------------------------------
  (Cost-$48,141,479)
--------------------------------------------------------------------------------
Other Assets Less
   Liabilities--0.63%                                         304,806
--------------------------------------------------------------------------------
Net Assets--100.00%                                       $48,448,492
================================================================================

See accompanying notes to financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES

                      As of September 30, 1996 (Unaudited)


                                                                                 Bartlett
                                    Bartlett       Bartlett      Bartlett         Short          Bartlett
                                      Value         Basic          Fixed           Term            Cash
                                  International     Value         Income           Bond          Reserves
                                      Fund          Fund           Fund            Fund            Fund
-------------------------------------------------------------------------------------------------------------
   Assets:
-------------------------------------------------------------------------------------------------------------
        Investment securities,
          at cost (Note 1)        $ 70,878,979    $ 90,154,564    $ 69,402,370    $13,438,106   $ 48,141,479
=============================================================================================================
        Investment securities,
         at value (Note 1)        $ 77,633,720    $123,368,043    $ 68,931,685   $ 13,357,014   $ 48,143,686
        Dividends and interest
         receivable                    315,080         158,337         387,014        117,361         20,817
        Receivable for securities
         sold                               --       1,420,000              --             --             --
        Cash                               346             943             829            878            495
        Shareholder subscriptions
         receivable                    932,716          18,290          34,306        116,188      1,300,687
-------------------------------------------------------------------------------------------------------------
        Total Assets                78,881,862     124,965,613      69,353,834     13,591,441     49,465,685
-------------------------------------------------------------------------------------------------------------

   Liabilities:
-------------------------------------------------------------------------------------------------------------
        Shareholder
         distributions payable              --              --         149,120         26,937         84,103
        Payable for securities
         purchased                           --               --               --              --
        Shareholder
         redemptions payable            42,810         121,773          71,429         45,176        901,387
        Management fee payable
          (Note 3)                     114,737         117,912          57,167          9,548         31,703
-------------------------------------------------------------------------------------------------------------
        Total Liabilities              157,547         239,685         277,716         81,661      1,017,193
-------------------------------------------------------------------------------------------------------------
   Net Assets                     $ 78,724,315    $124,725,928    $ 69,076,118   $ 13,509,780   $ 48,448,492
=============================================================================================================

                            As of September 30, 1996

                                                                                 Bartlett
                                    Bartlett      Bartlett       Bartlett         Short         Bartlett
                                      Value         Basic          Fixed           Term            Cash
                                  International     Value         Income           Bond          Reserves
                                      Fund          Fund           Fund            Fund            Fund
-------------------------------------------------------------------------------------------------------------
   Net Assets Consist of:
-------------------------------------------------------------------------------------------------------------
        Capital shares            $ 66,970,984    $ 83,483,252    $ 72,264,495   $ 13,990,507   $ 48,546,249
        Accumulated
         undistributed net
         investment income             318,032         372,656              --             --             --
        Accumulated net realized
         gains (losses) from
         security transactions       4,681,169       7,656,516      (2,717,692)      (399,635)       (99,964)
        Net unrealized
         appreciation (depreciation)
         on investments and foreign
         currency transactions       6,754,130      33,213,504        (470,685)       (81,092)         2,207
-------------------------------------------------------------------------------------------------------------
        Net Assets                $ 78,724,315    $124,725,928    $ 69,076,118   $ 13,509,780   $ 48,448,492
=============================================================================================================
        Shares of beneficial
        interest outstanding
        (unlimited number
        of shares authorized,
        no par value) (Note 4)       5,981,831       6,740,896       7,040,918      1,391,482     48,546,249
-------------------------------------------------------------------------------------------------------------
        Net asset value,
         offering and redemption
        price per share (Note 1)        $13.16          $18.50           $9.81          $9.71          $1.00
=============================================================================================================

   See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS

            For the six months ended September 30, 1996 (Unaudited)

                                                                                     Bartlett
                                         Bartlett        Bartlett     Bartlett        Short        Bartlett
                                           Value          Basic         Fixed          Term          Cash
                                       International      Value        Income          Bond        Reserves
                                           Fund           Fund          Fund           Fund          Fund
-------------------------------------------------------------------------------------------------------------
   Investment Income:
-------------------------------------------------------------------------------------------------------------
        Interest                          $  83,659    $  259,504    $ 2,437,144    $ 428,008    $ 1,290,501
        Dividends                         1,402,748     1,261,648             --           --             --
        Misc. income                             --        19,981             --           --             --
        Less foreign taxes withheld        (173,472)      (33,319)            --           --             --
-------------------------------------------------------------------------------------------------------------
   Total Investment Income                1,312,935     1,507,814      2,437,144      428,008      1,290,501
-------------------------------------------------------------------------------------------------------------
   Expenses:
-------------------------------------------------------------------------------------------------------------
        Management Fee (Note 3)             699,664       728,792        372,074       60,020        187,727
-------------------------------------------------------------------------------------------------------------
   Total Expenses                           699,664       728,792        372,074       60,020        187,727
-------------------------------------------------------------------------------------------------------------
   Net Investment Income                    613,271       779,022      2,065,070      367,988      1,102,774
-------------------------------------------------------------------------------------------------------------
   Realized and Unrealized Gain/(Loss)
    on Investments:

        Net realized gain/(loss) from
         security transactions            1,932,480     3,966,568       (647,546)     (35,209)       (17,935)

        Net change in net unrealized
         appreciation (depreciation)
         of investments and foreign
         currency transactions            1,114,458        58,955       (132,305)     (51,811)        (5,905)
-------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized
    Gains on Investments                  3,046,938     4,025,523       (779,851)     (87,020)       (23,840)
-------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets
    from Operations                      $3,660,209    $4,804,545     $1,285,219     $280,968     $1,078,934
=============================================================================================================

   See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                            Bartlett                        Bartlett
                                                    Value International Fund            Basic Value Fund
                                                    Six Months                     Six Months
                                                       Ended           Year           Ended          Year
                                                      9/30/96          Ended         9/30/96         Ended
                                                    (Unaudited)       3/31/96      (Unaudited)      3/31/96
---------------------------------------------------------------------------------------------------------------
   From Operations:
---------------------------------------------------------------------------------------------------------------
     Net investment income                         $    613,271   $    705,670      $  779,022     $ 2,085,006
     Net realized gains (losses) from
      security transactions                           1,932,480      5,091,672       3,966,568       7,904,641
     Net change in net unrealized
      appreciation (depreciation)
      on investments                                  1,114,458      1,971,930          58,955      14,980,193
---------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from operations                                 3,660,209      7,769,272       4,804,545      24,969,840
   Distributions to Shareholders:
---------------------------------------------------------------------------------------------------------------
     From net investment income                        (295,239)      (709,685)       (895,765)     (1,617,770)
     In excess of net investment income                      --        (56,680)             --              --
     From net realized gains from
      security transactions                                  --     (2,033,031)             --      (5,714,691)
---------------------------------------------------------------------------------------------------------------
   Decrease in net assets from
      distributions to shareholders                    (295,239)    (2,799,396)       (895,765)     (7,332,461)
---------------------------------------------------------------------------------------------------------------
   From Fund Share Transactions (Note 4):
---------------------------------------------------------------------------------------------------------------
     Proceeds from shares sold                       21,642,637     24,745,866      24,841,859     111,024,402
     Net asset value of shares issued
      in reinvestment of shareholder
      distributions                                 (18,528,909)     2,116,443         856,778       7,149,025
     Payment for shares redeemed                        205,013    (17,455,294)    (30,517,874)   (112,895,339)
---------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from Fund
      share transactions                              3,318,741      9,407,015      (4,819,237)      5,278,088
---------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets              6,683,711     14,376,891        (910,457)     22,915,467
   Net Assets:
     Beginning of period                             72,040,604     57,663,713     125,636,385     102,720,918
---------------------------------------------------------------------------------------------------------------
     End of period                                 $ 78,724,315   $ 72,040,604    $124,725,928    $125,636,385
===============================================================================================================
   Accumulated undistributed
      net investment income                       $     318,032          $  --       $ 372,656       $ 489,399
===============================================================================================================

   See accompanying notes to financial statements.

                                                                               Bartlett
                                                 Bartlett                     Short-Term                        Bartlett
                                            Fixed Income Fund                 Bond Fund                    Cash Reserves Fund

                                         Six Months                    Six Months                       Six Months
                                            Ended          Year           Ended           Year             Ended           Year
                                           9/30/96         Ended         9/30/96          Ended           9/30/96          Ended
                                         (Unaudited)      3/31/96      (Unaudited)       3/31/96        (Unaudited)       3/31/96
-----------------------------------------------------------------------------------------------------------------------------------
   From Operations:
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income                 2,065,070 $    5,132,576    $    367,988    $  1,266,884   $  1,102,774     $  4,187,275
     Net realized gains (losses) from
      security transactions                 (647,546)     1,977,601         (35,209)        145,949        (17,935)          14,493
     Net change in net unrealized
      appreciation (depreciation)
      on investments                        (132,305)       205,780         (51,811)        205,670         (5,905)           8,717
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from operations                      1,285,219      7,315,957         280,968       1,618,503      1,078,934        4,210,485
-----------------------------------------------------------------------------------------------------------------------------------
   Distributions to Shareholders:
-----------------------------------------------------------------------------------------------------------------------------------
     From net investment income           (2,065,070)    (5,132,576)       (367,988)     (1,266,884)    (1,102,774)      (4,187,275)
     In excess of net investment income           --             --              --              --             --               --
     From net realized gains from
      security transactions                       --             --              --              --             --               --
-----------------------------------------------------------------------------------------------------------------------------------
   Decrease in net assets from
      distributions to shareholders       (2,065,070)    (5,132,576)       (367,988)     (1,266,884)    (1,102,774)      (4,187,275)
-----------------------------------------------------------------------------------------------------------------------------------
   From Fund Share Transactions (Note 4)
-----------------------------------------------------------------------------------------------------------------------------------
     Proceeds from shares sold             2,082,461     20,748,841       1,570,648      27,069,933     67,475,810      341,933,423
     Net asset value of shares issued
      in reinvestment of shareholder
      distributions                        1,755,015      4,218,946         261,133         886,040      1,030,863        3,737,122
     Payment for shares redeemed         (13,358,838)   (39,123,295)     (3,521,283)    (32,769,391)   (68,498,120)    (387,402,262)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from Fund
      share transactions                  (9,521,362)   (14,155,508)     (1,689,502)     (4,813,418)         8,553      (41,731,717)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets (10,301,213)   (11,972,127)     (1,776,522)     (4,461,799)       (15,287)     (41,708,507)
   Net Assets:
     Beginning of period                  79,377,331     91,349,458      15,286,302      19,748,101     48,463,779       90,172,286
-----------------------------------------------------------------------------------------------------------------------------------
     End of period                        69,076,118  $  79,377,331    $ 13,509,780    $ 15,286,302   $ 48,448,492    $  48,463,779
===================================================================================================================================
   Accumulated undistributed
      net investment income                     $ --           $ --             $--            $ --           $ --             $ --
===================================================================================================================================

                                       21

                              FINANCIAL HIGHLIGHTS

                       Bartlett Value International Fund
                 For a Share Outstanding Throughout Each Period


                                         Six Months
                                           Ended
                                          9/30/96                             Year Ended March 31,
                                        (Unaudited)      1996          1995          1994          1993          1992
======================================================================================================================
Net Asset Value, Beginning of Period      $12.59        $11.64        $12.46        $10.08         $9.93        $9.09
----------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
  Net Investment Income                      .10           .13           .09           .07           .12          .18
  Net Realized and Unrealized Gains
   (Losses) on Securities                    .52          1.33          (.21)         2.38           .15          .88
----------------------------------------------------------------------------------------------------------------------
Total From Investment Operations             .62          1.46          (.12)         2.45           .27         1.06
----------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends From Net Investment
    Income                                  (.05)         (.13)         (.09)         (.07)         (.10)        (.22)
  In Excess of Net Investment Income          --          (.01)           --            --            --           --
  Distributions From Realized Gains           --          (.37)         (.61)           --          (.02)          --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                         (.05)         (.51)         (.70)         (.07)         (.12)        (.22)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $13.16        $12.59        $11.64        $12.46        $10.08        $9.93
======================================================================================================================
Total Return                                4.93%(c)     12.76%        (1.18%)       24.42%         2.71%       11.88%
======================================================================================================================
Ratios / Supplemental Data:
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)          $78,724       $72,041       $57,664       $49,607       $29,572      $22,042
Ratio of Net Expenses to Average
  Net Assets (a)                            1.82%(b)      1.83%         1.83%         1.88%         2.00%        2.00%
Ratio of Net Investment Income
  to Average Net Assets (a)                 1.59%(b)      1.06%          .80%          .55%         1.13%        1.79%
Portfolio Turnover Rate                      31% (b)        38%           24%           19%           19%          27%
Average Commission rate paid (d)            $.0309          --            --            --            --           --
----------------------------------------------------------------------------------------------------------------------

                                     Bartlett Basic Value Fund
======================================================================================================================
Net Asset Value, Beginning of Period      $17.94        $15.39        $14.89        $14.76        $13.47       $12.60
----------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
  Net Investment Income                      .12           .30           .27           .22           .30          .36
  Net Realized and Unrealized Gains
   on Securities                             .57          3.32          1.53           .28          1.57          .87
----------------------------------------------------------------------------------------------------------------------
Total From Investment Operations             .69          3.62          1.80           .50          1.87         1.23
----------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends From Net Investment
    Income                                  (.13)         (.24)         (.27)         (.23)         (.30)        (.36)
  Distributions From Realized Gains           --          (.83)        (1.03)         (.14)         (.28)          --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                         (.13)        (1.07)        (1.30)         (.37)         (.58)        (.36)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $18.50        $17.94        $15.39        $14.89        $14.76       $13.47
======================================================================================================================
Total Return                                3.86%(c)     24.05%        12.67%         3.42%        14.22%        9.91%
======================================================================================================================
Ratios / Supplemental Data:
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)         $124,726      $125,636      $102,721       $94,289      $103,507      $88,536
Ratio of Expenses to Average
  Net Assets                                1.16%(b)      1.17%         1.20%         1.20%         1.21%        1.22%
Ratio of Net Investment Income
  to Average Net Assets                     1.24%(b)      1.79%         1.81%         1.48%         2.14%        2.77%
Portfolio Turnover Rate                       19%(b)        25%           26%           33%           43%          49%
Average Commission rate paid (d)            $.0611          --            --            --            --           --
----------------------------------------------------------------------------------------------------------------------

(a) The Advisor has periodically absorbed expenses of the Bartlett Value International Fund through management fee waivers. If the Advisor had not waived any fees, the ratio of net expenses to average net assets would have been 1.94% and the ratio of net investment income to average net assets would have been .49% for the period ended March 31, 1994.
(b) Annualized
(c) Not annualized
(d) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average rate paid on securities purchased and sold by the fund.

    See accompanying notes to financial statements.

                           Bartlett Fixed Income Fund
                 For a Share Outstanding Throughout Each Period


                                                Six Months
                                                   Ended
                                                  9/30/96                         Year Ended March 31,
                                                (Unaudited)      1996         1995        1994        1993        1992
===========================================================================================================================
Net Asset Value, Beginning of Period               $9.90        $9.70       $10.02      $10.48       $9.93       $9.63
---------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
  Net Investment Income                              .27          .57          .54         .48         .59         .67
  Net Realized and Unrealized Gains
   (Losses) on Securities                           (.09)         .20         (.32)       (.30)        .55         .31
---------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                     .18          .77          .22         .18        1.14         .98
---------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends From Net Investment
    Income                                          (.27)        (.57)        (.54)       (.48)       (.59)       (.68)
  Distributions From Realized Gains                   --           --           --        (.16)         --          --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.27)        (.57)        (.54)       (.64)       (.59)       (.68)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $9.81        $9.90        $9.70      $10.02      $10.48       $9.93
===========================================================================================================================
Total Return                                        1.88%(e)     8.04%        2.41%       1.70%      11.81%      10.46%
===========================================================================================================================
Ratios / Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)                 $69,076      $79,377      $91,349    $111,414    $135,487    $147,992
Ratio of Expenses to Average
  Net Assets (a)                                    1.00%(d)     1.00%        1.00%       1.00%       1.00%      1.00%
Ratio of Net Investment Income
  to Average Net Assets (a)                         5.55%(d)     5.74%        5.60%       4.58%       5.81%      6.85%
Portfolio Turnover Rate                               85%(d)      131%         118%        163%        175%       126%

Amount of Debt Outstanding
 at End of Period                                $    --       $   --       $   --     $    --     $    --     $   --
Average Amount of Debt
 Outstanding During the
 Period (b) (000's)                              $    --       $   --       $   255     $ 2,550     $12,627     $6,601
Average Number of Shares
 Outstanding During the
Period (c) (000's)                                 7,586        8,954        10,270      12,095      13,689      15,577
Average Amount of Debt Per
 Share During the Period                         $    --       $   --       $  0.02    $   0.21    $   0.92    $   0.42

---------------------------------------------------------------------------------------------------------------------------

(a) Ratios do not include interest paid on reverse repurchase agreements.
(b) The average amount of debt outstanding during the period was calculated by aggregating borrowings at the end of each day and dividing that sum by the number of days in the period.
(c) The average number of shares outstanding during the period was calculated by averaging the number of shares outstanding at the end of each month in the period.
(d) Annualized
(e) Not annualized

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS


                         Bartlett Short Term Bond Fund
                 For a Share Outstanding Throughout Each Period


                                               Six Months
                                                 Ended
                                                9/30/96                           Year Ended March 31,
                                              (Unaudited)       1996         1995        1994(a)      1993       1992
===========================================================================================================================
Net Asset Value, Beginning of Period             $9.77         $9.66        $9.94       $10.00
---------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
  Net Investment Income                            .25           .54          .53          .06
  Net Realized and Unrealized Gains
   (Losses) on Securities                         (.06)          .11         (.28)        (.06)
---------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                   .19           .65          .25          .00
---------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends From Net Investment
    Income                                        (.25)         (.54)        (.53)        (.06)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (.25)         (.54)        (.53)        (.06)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $9.71         $9.77        $9.66        $9.94
===========================================================================================================================
Total Return                                      2.01%(e)      6.87%        2.58%         .04%(b)
===========================================================================================================================
Ratios / Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)              $13,510       $15,286      $19,748      $22,288
Ratio of Expenses to Average
  Net Assets                                       .85%(d)       .85%         .85%         .85%(d)
Ratio of Net Investment Income
  to Average Net Assets                           5.21%(d)      5.70%        5.38%        4.55%(d)
Portfolio Turnover Rate                             19%(d)       145%         158%         202%(d)
---------------------------------------------------------------------------------------------------------------------------

                          Bartlett Cash Reserves Fund
===========================================================================================================================
Net Asset Value, Beginning of Period             $1.00         $1.00        $1.00        $1.00       $1.00       $1.00
---------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
  Net Investment Income                            .02           .05          .04          .03         .03         .05
---------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                   .02           .05          .04          .03         .03         .05
---------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends From Net Investment
    Income                                        (.02)         (.05)        (.04)        (.03)       (.03)       (.05)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (.02)         (.05)        (.04)        (.03)       (.03)       (.05)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $1.00         $1.00        $1.00        $1.00       $1.00       $1.00
===========================================================================================================================
Total Return                                      4.62%(d)      5.13%        4.22%        2.69%       3.26%       5.07%
===========================================================================================================================
Ratios / Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)              $48,448       $48,464      $90,172      $77,558     $65,962     $75,867
Ratio of Net Expenses
   to Average Net Assets (c)                       .78%(d)       .78%         .78%         .77%        .72%        .67%
Ratio of Net Investment Income
   to Average Net Assets (c)                      4.58%(d)      5.13%        4.16%        2.71%       3.26%       5.05%
---------------------------------------------------------------------------------------------------------------------------

(a) Except for the Bartlett Short Term Bond Fund which is from the date of public offering (February 4, 1994) through March 31, 1994.
(b) Total return is for the period February 4, 1994 through March 31, 1994.
(c) The Advisor has periodically absorbed expenses of the Bartlett Cash Reserves Fund through management fee waivers. If the Advisor had not waived any fees, the ratios of net expenses to average net assets would have been .88%, .90%, and .90%, and the ratios of net investment income to average net assets would have been 2.60%, 3.07%, and 4.82% for the periods ended March 31, 1994 through 1992, respectively.
(d) Annualized
(e) Not  annualized

See  accompanying  notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS


                      As of September 30, 1996 (Unaudited)

[1]  Significant Accounting Policies
     Bartlett Capital Trust and Bartlett Management Trust are registered under the Investment Company Act of 1940, as amended, as no-load, diversified, open-end management investment companies. Bartlett Capital Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 31, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of the Bartlett Value International Fund, Bartlett Basic Value Fund, Bartlett Fixed Income Fund and the Bartlett Short Term Bond Fund. Bartlett Management Trust was established as an Ohio business trust under a Declaration of Trust dated July 16, 1984. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of the Bartlett Cash Reserves Fund, the only series of the Trust presently authorized by the Trustees.

     The  following is a summary of the  investment  objectives  followed by the
Funds:

     Bartlett Value International Fund seeks capital appreciation by investing primarily in foreign equity securities believed by its Advisor, Bartlett & Co., to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

     Bartlett Basic Value Fund seeks capital appreciation by investing primarily in common stocks or securities convertible into common stocks that are believed by its Advisor, Bartlett & Co., to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

     Bartlett  Fixed Income Fund seeks to provide a high level of current income
by  investing  primarily  in  high  quality   intermediate-term  bonds.  Capital
appreciation is a secondary consideration.

     Bartlett Short Term Bond Fund seeks to provide a high level of current income while maintaining a high degree of principal stability by investing primarily in high quality short-term bonds.

     Bartlett Cash Reserves Fund seeks the highest level of current income consistent with stability of principal and liquidity. The Fund is a money market fund designed for the short-term cash balances of corporations, institutions and individuals.

     The following is a summary of the significant accounting policies of Bartlett Capital Trust and Bartlett Management Trust:

     Security Valuation - Equity securities, options and commodities listed on exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between closing bid and asked prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market.

     Fixed income securities generally are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market values. However, if Bartlett & Co. (the Advisor) believes the market value of a security will be more accurately reflected thereby, it will use market value estimates obtained from yield spreads relating to securities with similar characteristics as to credit quality, coupon rate, maturity and other factors. Fixed income securities having a maturity of less than 60 days (except for those in Bartlett Cash Reserves Fund) are valued at amortized cost, which approximates market value.

     Securities, primarily fixed income securities, of a Fund for which market quotations or estimates are not readily available are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees.

     The values of international securities are generally based upon market quotations converted to U.S. dollar equivalents at 4:00 p.m. Eastern Standard time which, depending upon the exchange or market, may be last sale price, last bid price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day the New York Stock Exchange (NYSE) is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's share price is not calculated. Therefore, the value of Bartlett Value International

Fund's portfolio may be significantly affected on days when shares may not be purchased or redeemed.

     Repurchase agreements are valued at cost which approximates market. It is the policy of each of the Funds that their custodian take possession of the underlying collateral securities. Collateral is marked-to-market daily to ensure that the market value of the underlying assets equals or exceeds the value of the seller's repurchase obligation. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses. The loss would equal the amount by which the carrying value of the repurchase agreement(s) exceeded the proceeds received in liquidation of the underlying collateral securities. To minimize the possibility of loss, the Funds enter into repurchase agreements only with institutions deemed to be creditworthy by the Advisor, including banks that serve as custodian for the Funds, banks having assets in excess of $1 billion or primary government securities dealers.

     Structured Securities - Bartlett Basic Value Fund, Bartlett Fixed Income Fund and Bartlett Short Term Bond Fund may invest in structured securities, a type of derivative security, which are derived from securities issued by U.S. government agencies, or other issuers, and are denominated in U.S. dollars. Structured securities are privately issued securities. These short maturity notes differ from traditional debt securities in that the return (principal and/or interest) is linked to the performance of a diversified array of financial indices.

     The Funds use structured securities to add to portfolio diversification to protect the portfolio against rising interest rates. An investment in structured securities entails risks not associated with investments in conventional debt securities. The secondary market for such securities will be affected by factors independent of the creditworthiness of the issuer and the value of the index, such as the volatility of the index, time remaining to maturity and the amount of such securities outstanding.

     Foreign Currency Translation - The books and records of each Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities--at the daily rate of exchange as reported by the custodian at 4:00 p.m. Eastern Standard time;

     (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

     Futures and Options Accounting Principles - Premiums received from put or call options written are recorded as an asset with an equal liability which is marked-to-market daily with any difference between the option's current market value and premiums received recorded as an unrealized gain or loss. If the option is not exercised, premiums received are realized as a gain at the expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received less the cost of the closing transaction. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized accordingly.

     Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

     Futures contracts are marked-to-market daily with fluctuations in value settled daily in cash through a margin account. Gains or losses are realized at the time the contract is closed out or the contract expires.

     The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of securities held by the Funds and the prices of futures contracts and options, in addition to the possibility of an illiquid market.

     Reverse Repurchase Agreements - Bartlett Basic Value Fund, Bartlett Fixed Income Fund, Bartlett Short Term Bond Fund and Bartlett Cash Reserves Fund may enter into reverse repurchase agreements whereby the Funds transfer possession of a security for cash with the intent to repay cash plus interest in exchange for the return of the same security at a later date. A Fund's primary objective in such a transaction would be to obtain funds to pursue additional investment opportunities whose yield would exceed the cost of the reverse repurchase transaction.

     It is the policy of each of the Funds that their custodian place cash or U.S. government obligations in a separate account in an amount equal to the reverse repurchase agreement obligation. When a separate account is maintained in connection with a reverse repurchase agreement, the securities deposited in the separate account are valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities are placed in the account daily to maintain the market value of the account equal to the amount of the reverse repurchase agreement obligation.

     Share Valuation - The net asset value per share is calculated daily by dividing the total value of each Fund's investments and other assets, less liabilities, by the total number of shares outstanding.

     Investment Income and Distributions to Shareholders - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Distributions to shareholders arising from net investment income for Bartlett Fixed Income Fund, Bartlett Short Term Bond Fund and Bartlett Cash Reserves Fund are declared daily and paid to shareholders monthly. Distributions to shareholders from net investment income for Bartlett Basic Value Fund and Bartlett Value International Fund are declared and paid quarterly and are recorded on the ex-dividend date. Net realized capital gains, if any, are distributed to shareholders at least once a year.

     Security Transactions - Security transactions are accounted for on a trade date basis, which is the date the order to buy or sell is executed. Securities sold are valued on a specific identification basis.

     Securities Purchased on a When-Issued Basis - Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. Such securities are subject to market fluctuation during this period. In the event that the seller fails to deliver the securities, a Fund could experience a loss to the extent of any appreciation, or a gain to the extent of any depreciation, in the price of the securities. A Fund will maintain, in a segregated account with its custodian, cash or U.S. government securities having an aggregate value at least equal to the amount of such purchase commitments.

     Federal Income Taxes - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes is made.

     In order to avoid imposition of the excise tax created by the Tax Reform Act of 1986, as amended by the Revenue Act of 1987, it is each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended Octo-ber 31 of the calendar year) plus undistributed amounts from prior years.

     Capital loss carryovers for tax purposes at September 30, 1996 are as follows: Bartlett Fixed Income Fund $2,070,146, Bartlett Short Term Bond Fund $364,426 and Bartlett Cash Reserves Fund $82,029. Such carryovers expire over varying periods through March 31, 2004. The following amounts are based on cost for both financial reporting and federal income tax purposes as of September 30, 1996:

                                                                    Bartlett
                     Bartlett      Bartlett         Bartlett          Short             Bartlett
                      Value         Basic            Fixed            Term                Cash
                  International     Value            Income           Bond              Reserves
                      Fund          Fund             Fund             Fund                Fund
--------------------------------------------------------------------------------------------------
Unrealized
  appreciation     $10,811,295    $35,733,284    $   282,986      $    5,907         $     2,215
Unrealized
  depreciation      (4,056,554)    (2,519,805)      (753,671)        (86,999)                 (8)
--------------------------------------------------------------------------------------------------
Net unrealized
  appreciation
  (depreciation)   $ 6,754,741    $33,213,479    $  (470,685)     $  (81,092)        $     2,207
==================================================================================================
Federal income
  tax cost of
  investments      $70,878,979    $90,154,564    $69,402,370      $13,438,106        $48,141,479
==================================================================================================

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles require the Funds to make estimates and assumptions that affect the reported amounts of assets and liabilites at the date of the financial statements and the reported net changes in net assets from operations during the reporting period.

[2] Investment Transactions

     Investment transactions (excluding short-term securities) are as follows for the period ended September 30, 1996:

                                                                    Bartlett
                     Bartlett      Bartlett         Bartlett          Short
                      Value         Basic            Fixed            Term
                  International     Value            Income           Bond
                      Fund          Fund             Fund             Fund
-------------------------------------------------------------------------------
Purchases of
  investment
  securities       $13,833,744    $10,732,110    $30,349,625      $1,123,779
===============================================================================
Proceeds
  from sales
  and maturities
  of investment
  securities       $11,214,698    $14,782,603    $38,811,564      $4,475,852
===============================================================================

                         NOTES TO FINANCIAL STATEMENTS

[3] Transactions with Affiliates and Related Parties

     The officers of each of the Trusts are shareholders or employees of the Advisor or Legg Mason Wood Walker, Incorporated (LMWW). LMWW is affliated with the Advisor through their common parent company, Legg Mason, Inc. The Advisor became a wholly owned subsidiary of Legg Mason, Inc. in January 1996. Bartlett Capital Trust's and Bartlett Management Trust's investments are managed by the Advisor under the terms of Management Agreements. Under the Management Agreements, the Advisor pays all of the expenses of each Fund except brokerage, taxes, interest and extraordinary expenses. As compensation for investment advisory services and agreement to pay the above Fund expenses, each Fund pays the Advisor a fee computed and accrued daily and paid monthly. The fee for Bartlett Basic Value Fund and Bartlett Fixed Income Fund is computed at an annual rate of 2% of the average daily net assets of Bartlett Basic Value Fund and Bartlett Fixed Income Fund up to and including $10,000,000, 1.50% of such assets from $10,000,000 up to and including $30,000,000 and 1% of such assets in excess of $30,000,000. The fee for Bartlett Basic Value Fund is determined by applying the above rates to its average daily net assets, and the remainder of the fee is allocated to Bartlett Fixed Income Fund. The fee for Bartlett Cash Reserves Fund is computed at an annual rate of .78% of the average daily net assets of Bartlett Cash Reserves Fund up to and including $500,000,000 and .75% of such assets in excess of $500,000,000. The fee for Bartlett Value International Fund is computed at an annual rate of 2% of the average daily net assets of Bartlett Value International Fund up to and including $20,000,000, 1.75% of such assets from $20,000,000 up to and including $200,000,000 and 1.25% of such assets in excess of $200,000,000. The fee for Bartlett Short Term Bond Fund is computed at an annual rate of .85% of the average daily net assets of Bartlett Short Term Bond Fund.

     States in which shares of each Fund are offered may impose an expense limitation based upon net assets. The Management Agreements between Bartlett Capital Trust and Bartlett Management Trust and the Advisor allow for the accrual and payment of the investment advisory services expense that does not exceed the lowest of the applicable expense limitations imposed.

[4] Fund Share Transactions
    Proceeds and payments on shares of the Funds as shown in the Statements of Changes in Net Assets are the result of the following share transactions:


                                                                                                Bartlett
                        Bartlett               Bartlett               Bartlett                    Short
                          Value                  Basic                  Fixed                     Term
                      International              Value                  Income                    Bond
                          Fund                   Fund                    Fund                     Fund
                  Six Months    Year     Six Months     Year       Six Months     Year     Six Months   Year
                     Ended      Ended       Ended       Ended         Ended       Ended       Ended     Ended
                    9/30/96    3/31/96     9/30/96     3/31/96       9/30/96     3/31/96     9/30/96   3/31/96
================================================================================================================
Shares sold       1,670,590   2,030,782   1,359,517   6,663,901      212,488   2,078,188    162,215   2,759,057
Shares issued in
  reinvestment of
  distributions      15,819     173,445      46,789     424,930      179,242     421,555     26,923      90,267
----------------------------------------------------------------------------------------------------------------
                  1,686,409   2,204,227   1,406,306   7,088,831     391,730    2,499,743    189,138   2,849,324
Less shares
  redeemed       (1,426,403) (1,434,766) (1,668,867) (6,758,445) (1,365,723)  (3,903,266)  (362,780) (3,327,470)
----------------------------------------------------------------------------------------------------------------
Net increase
  (decrease)
  in shares
  outstanding       260,006     769,461    (262,561)    330,386    (973,993) (1,403,523)   (173,642)   (478,146)
----------------------------------------------------------------------------------------------------------------


                                Bartlett
                                  Cash
                                Reserves
                                  Fund
                         Six Months      Year
                            Ended        Ended
                           9/30/96      3/31/96
=================================================
Shares sold              67,475,810   341,933,423
Shares issued in
  reinvestment of
  distributions           1,030,863     3,737,122
-------------------------------------------------
                         68,506,673   345,670,545
Less shares
  redeemed              (68,498,120) (387,402,262)
-------------------------------------------------
Net increase
  (decrease)
  in shares
  outstanding                 8,553  (41,731,717)
------------------------------------------------

                             TRUSTEES AND OFFICERS

================================================================================
Dale H. Rabiner, CFA                    Chairman of the Board, President and
                                        Trustee of Bartlett Capital Trust
                                        Vice President of Bartlett Management
                                          Trust

James B. Reynolds, CFA                  Chairman of the Board, President and
                                        Trustee of Bartlett Management Trust
                                        Vice President of Bartlett Capital Trust

Lorrence T. Kellar                      Trustee
Vice President Real Estate Services
Kmart Corp.

Philip J. Ringo                         Trustee
President/CEO
Chemical Leaman Tanklines

Alan R. Schriber                        Trustee
President, ARS Broadcasting Corp.

William P. Sheehan                      Trustee
Member, State of Ohio
Employment Relations Board

Kathi D. Bair                           Secretary

R. Stuart Crickmer, CFA, CPA            Vice President

Brian M. Eakes, CPA                     Assistant Secretary

Marie K. Karpinski, CPA                 Treasurer and Vice President

Madelynn M. Matlock, CFA                Vice President

James A. Miller, CFA                    Vice President

Donna M. Prieshoff                      Vice President

Blanche P. Roche, CPA                   Assistant Secretary

Thomas A. Steele, CPA                   Assistant Treasurer and Assistant
                                          Secretary

Woodrow H. Uible, CFA                   Vice President
================================================================================
Investment Advisor                      Bartlett & Co.
                                        Cincinnati, Ohio

Custodian                               State Street Bank & Trust Company
                                        Boston, Massachusetts

Transfer Agent                          Boston Financial Data Services
                                        Boston, Massachusetts

Auditors                                Arthur Andersen LLP
                                        Cincinnati, Ohio
================================================================================


                                 Bartlett & Co.
                         ------------------------------
                         REGISTERED INVESTMENT ADVISORS
                36 East Fourth Street, Cincinnati, OH 45202-3896
                             (bullet) 513-621-4612
                             (bullet) 800-822-5544
                           (bullet) FAX 513-621-6462


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